VARIABLE ANNUITY CONTRACT PROSPECTUS
FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
SINGLE PAYMENT VARIABLE ANNUITY CONTRACT
OF MINNESOTA MUTUAL'S VARIABLE ANNUITY ACCOUNT

COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
FOR PERSONAL RETIREMENT PLANS

The individual variable annuity contracts offered by this Prospectus are designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under sections 401, 403, 408 or 457 of the Internal Revenue Code. They may also be used apart from a qualified plan. Two different contracts are offered: (1) a Flexible Payment Variable Annuity Contract (no minimum initial purchase payment), and (2) a Single Payment Variable Annuity Contract (minimum initial purchase payment of $5,000 and may not exceed $250,000, except with our consent).

  The owner of a contract may elect to have contract values accumulated on a completely variable basis, on a completely fixed basis (as part of Minnesota Mutual's General Account and in which the safety of principal and interest are guaranteed) or on a combination fixed and variable basis. To the extent that contract values are accumulated on a variable basis, they will be a part of the Variable Annuity Account. The Variable Annuity Account invests its assets in shares of Advantus Series Fund, Inc. and Class 2 of the Templeton Developing Markets Fund (the "Funds"). The variable accumulation value of the contract and the amount of each variable annuity payment will vary in accordance with the performance of the Portfolio or Portfolios of the Funds selected by the contract owner. The contract owner bears the entire investment risk for any amounts allocated to the Portfolios of the Fund.

  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Variable Annuity Account, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further contract information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, or by writing Minnesota Mutual at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 33.

This Prospectus is not valid unless attached to a current prospectus of Advantus Series Fund, Inc. and the Templeton Developing Markets Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

LOGO
The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098
Ph 612/665-3500
http://www.minnesotamutual.com

The date of this document and the Statement of Additional Information is: May 1, 1997

TABLE OF CONTENTS

                                                                                      Page
Special Terms.....................................................................          3

Questions and Answers About the Variable Annuity Contracts........................          4

Expense Table.....................................................................          9

Condensed Financial Information...................................................         13

Performance Data..................................................................         15

General Descriptions
    The Minnesota Mutual Life Insurance Company...................................         16
    Variable Annuity Account......................................................         16
    Advantus Series Fund, Inc.....................................................         16
    Templeton Variable Products Series Fund.......................................         17
    Additions, Deletions or Substitutions.........................................         18

Contract Charges
    Sales Charges.................................................................         18
    Mortality and Expense Risk Charges............................................         19

Exchange Offer....................................................................         20

Voting Rights.....................................................................         20

Description of the Contracts
    General Provisions............................................................         21
    Annuity Payments and Options..................................................         22
    Death Benefits................................................................         26
    Purchase Payments, Value of the Contract and Transfers........................         26
    Redemptions...................................................................         28

Federal Tax Status................................................................         29

Restrictions Under the Texas Optional Retirement Program..........................         33

Statement of Additional Information...............................................         33

Appendix A--Illustration of Variable Annuity Values...............................         34

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting device used to determine the value of a contract before annuity payments begin.

ACCUMULATION VALUE: the sum of your values under a contract in the General Account and in the Variable Annuity Account.

ANNUITANT: the person who may receive lifetime benefits under the contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting device used to determine the amount of annuity payments.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: the owner of the contract, which could be the annuitant, his employer, or a trustee acting on behalf of the employer.

CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

FIXED  ANNUITY:  an  annuity  providing  for  payments  of  guaranteed   amounts
throughout the payment period.

FUND: the mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Annuity Account, namely, Advantus Series Fund, Inc. and its Portfolios and Class 2 of the Templeton Developing Markets Fund.

GENERAL ACCOUNT: all of our assets other than those in the Variable Annuity Account or in other separate accounts established by us.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the variable annuity contracts described herein.

PURCHASE PAYMENTS: amounts paid to us under a contract.

VALUATION DATE: each date on which a Fund Portfolio is valued.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the Minnesota Mutual Variable Annuity Account, where the investment experience of its assets is kept separate from our other assets.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

WE, OUR, US: The Minnesota Mutual Life Insurance Company.

YOU, YOUR: the Contract Owner.

QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACTS

WHAT IS AN ANNUITY?
An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment period in accordance with the investment experience of a separate account is called a variable annuity.

WHAT ARE THE CONTRACTS OFFERED BY THIS PROSPECTUS?
The contracts are combined fixed and variable annuity contracts issued by us which provide for monthly annuity payments. These payments may begin immediately or at a future date elected by you. Purchase payments received by us under a contract are allocated either to our General Account or Variable Annuity Account, as specified by you. In the General Account, your purchase payments receive interest and principal guarantees; in the Variable Annuity Account, your purchase payments are invested in each Fund, and receive no interest or principal guarantees.
  This Prospectus describes only the variable aspects of the contracts, except where fixed aspects are specifically mentioned. Please look to the language of the contracts for a description of the fixed portion of the contracts. For more information on the contracts, see the heading "Description of the Contracts" in this Prospectus.

WHAT TYPES OF VARIABLE ANNUITY CONTRACTS ARE AVAILABLE?
We offer two types of contracts. They are the single payment variable annuity contract and the flexible payment variable annuity contract.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE VARIABLE ANNUITY ACCOUNT?
Purchase payments allocated to the Variable Annuity Account may be invested in shares of each Fund. Each Fund is a mutual fund of the series type, which means that it has several different portfolios which it offers for investment. Shares of the Fund will be made available at net asset value to the Variable Annuity Account to fund the variable annuity contracts. The Fund is also required to redeem its shares at net asset value at our request. We reserve the right to add, combine or remove other eligible funds.
  The investment objectives and certain policies of the Portfolios of the Advantus Series Fund are as follows:
      The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
      The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
      The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuation in short-term interest rates.
      AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
      The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
      The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective, the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
      The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
      The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
      The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective, the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
      The Small Company Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common or preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
      The Value Stock Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
      The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective, each of the four Maturing Government Bond Portfolios seek to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006 and 2010, respectively. On maturity the Portfolio will be converted to cash and reinvested at the direction of the contract owner. In the absence of instructions, liquidation proceeds will be allocated to the Money Market Portfolio.
      The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
      The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities.

      The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 Mid Cap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
      The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the sub-advisor believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
      The  Macro-Cap  Value Portfolio  seeks to  provide  high total  return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of a universe of large-sized U.S. companies.
      The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues its objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
  ALTHOUGH THE SMALL COMPANY VALUE, THE INTERNATIONAL BOND, THE INDEX 400 MID-CAP, THE MICRO-CAP VALUE, THE MACRO-CAP VALUE AND THE MICRO-CAP GROWTH PORTFOLIOS OF THE FUND ARE INCLUDED IN THIS PROSPECTUS, THEY WILL NOT BE AVAILABLE IN THE CONTRACT UNTIL OCTOBER 1, 1997.
  In addition to the investments in the Advantus Series Fund, the Variable Annuity Account invests in the Templeton Developing Markets Fund, a diversified portfolio with two classes of shares of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  ALTHOUGH THE TEMPLETON DEVELOPING MARKETS FUND IS INCLUDED IN THIS PROSPECTUS IT WILL NOT BE AVAILABLE IN THE CONTRACT UNTIL OCTOBER 1, 1997.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the contract are as follows:
      The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
    Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  There is no assurance that any Fund will meet its objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectus for each Fund, which is attached to this Prospectus. A person should carefully read the Fund's Prospectus before investing in the contract.

CAN YOU CHANGE THE PORTFOLIO SELECTED?
Yes. You may change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. And before annuity payments begin, you may transfer all or a part of your accumulation value from one Portfolio to another or among the Portfolios. After annuity payments begin, transfers may be made with respect to variable annuity payments and, subject to some restrictions, amounts held as annuity reserves may be transferred among the variable annuity sub-accounts and the Funds. Annuity reserves may be transferred only from a variable annuity to a fixed annuity during the annuity period.

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACTS?
We deduct from the net asset value of the Variable Annuity Account an amount, computed daily, equal to an annual rate of 1.25% for mortality and expense risk guarantees. This total represents a charge of .80% for our assumption of mortality risks and .45% for our assumption of expense risks. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual rate.
  In addition, Advantus Capital Management, Inc., ("Advantus Capital") one of our subsidiaries, acts as the investment adviser to the Advantus Series Fund, Inc. and deducts from the net asset value of each Portfolio of the Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreements with Advantus Capital provide that the fee shall be computed at the annual rate which may not exceed .4% of the Index 500 and Index 400 Micro-Cap Portfolios, .75% of the Capital Appreciation, Value Stock, Small Company Value and the Small Company Portfolios, 1.0% of the International Stock Portfolio .6% of the International Bond Portfolio, .7% of the Macro-Cap Value Portfolio, 1.1% of the Micro-Cap Growth Portfolio and 1.25% of the Micro-Cap Value Portfolio and .5% of each of the remaining Portfolio's average daily net assets other than the Maturing Government Bond Portfolios. The Maturing Government Bond Portfolios pay an advisory fee equal to an annual rate of .25% of average daily net assets, however, the Portfolio which matures in 1998 will pay a rate of .05% from its inception to April 30, 1998, and .25% thereafter and the Portfolio which matures in 2002 will pay a rate of .05% from its inception to April 30, 1998, and .25% thereafter of average daily net assets.
  The Funds are subject to certain expenses that may be incurred with respect to their operations and those expenses are allocated among the Portfolios. For more information, see the prospectuses of each Fund, which are attached to this Prospectus. The Templeton Developing Markets Fund pays its investment adviser management fees at an annual rate of 1.25% of the Fund's average daily net assets and pays other operating expenses which will vary every year but, for the most recent fiscal year, were 0.53% of its average daily net assets. In addition, Class 2 of the Templeton Developing Markets Fund has a rule 12b-1 plan and may pay up to 0.25% annually of the average daily net assets for distribution. For more information, see the Fund's prospectus.
  In addition, a deferred sales charge may apply. Deductions for any applicable premium taxes may also be made (currently such taxes range from 0.0% to 3.5%) depending upon applicable law.
  For more information on charges, see the heading 'Contract Charges' in this Prospectus. The deferred sales charge is discussed below.

WHAT IS THE DEFERRED SALES CHARGE?
We deduct a deferred sales charge on contract withdrawals, surrenders and some annuity elections during the first ten contract years for expenses relating to the sale of the contracts. The amount of any deferred sales charge is deducted from the accumulation value.
  Under the flexible payment variable annuity contract, the amount of deferred sales charge, as a percentage of the amount surrendered, withdrawn or applied to provide an annuity, decreases uniformly during the first ten contract years from an initial charge of 9% to no charge after ten contract years.
  Under the single payment variable annuity contract, the amount of the deferred sales charge, as a percentage of the amount surrendered, withdrawn or applied to provide an annuity, decreases uniformly during the first ten contract years from an initial charge of 6% to no charge after ten contract years.
  The deferred sales charge is not applicable to some partial withdrawals from the contracts. Also, there is no deferred sales charge on amounts paid in the event of the death of the owner and the accumulation value is applied to provide annuity payments under an option where benefits are expected to continue for a period of at least five years. For more information on this charge, see the heading "Sales Charges" in this Prospectus.

CAN YOU MAKE PARTIAL WITHDRAWALS FROM THE CONTRACT?
Yes. You may make withdrawals of the accumulation value of your contract before an annuity begins. Partial withdrawals must be pursuant to your written request.
  Partial withdrawals are generally subject to the deferred sales charge. However, if withdrawals during the first calendar year are equal to or less than 10% of the purchase payments made during the first calendar year and, if in subsequent calendar years they are equal to or less than 10% of the accumulation value at the end of the previous calendar year, the deferred sales charge will not apply to those partial withdrawals. The deferred sales charge described above will apply to all withdrawal amounts which exceed 10% of that accumulation value in any calendar year. In addition, a penalty tax may be assessed upon withdrawals from variable annuity contracts in certain circumstances. For more information, see the heading "Federal Tax Status" in this Prospectus.

DO YOU HAVE A RIGHT TO CANCEL THE CONTRACT?
Yes. You may cancel the contract any time within ten days of your receipt of the contract by returning it to us or your agent. In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time for contracts issued or delivered to owners that are sixty years of age or older at the time of delivery. These rights are subject to change and may vary among the states.

IS THERE A GUARANTEED DEATH BENEFIT?
Yes. The single payment variable annuity contract has a guaranteed death benefit if you die before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or (2) the amount of the total purchase payment paid to us during the first year as consideration for this contract, less all contract withdrawals. As a matter of company practice, we use this method except that total purchase payment will include all contributions, even those made after 12 months, to determine the death benefit for all contracts offered by this Prospectus.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The contracts specify several annuity options. Each annuity option may be elected on either a variable annuity or fixed annuity or a combination of the two. Other annuity options may be available from us on request. The specified annuity options are a life annuity; a life annuity with a period certain of either 120 months, 180 months or 240 months; a joint and last survivor annuity and a period certain annuity.

WHAT IF THE OWNER DIES?
If you die before payments begin, we will pay the accumulation value of the contract as a death benefit to the named beneficiary. If the annuitant dies after annuity payments have begun, we will pay whatever death benefit may be called for by the terms of the annuity option selected.
  If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

WHAT VOTING RIGHTS DO YOU HAVE?
Contract owners and annuitants will be able to direct us as to how to vote shares of the underlying Fund held for their contracts where shareholder approval is required by law in the affairs of the Funds.

EXPENSE TABLE
The tables shown below are to assist a contract owner in understanding the costs and expenses that a contract will bear directly or indirectly. For more information on contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon the applicable law. Surrender amounts in years shown reflect the contract owner's ability to withdraw an amount equal to ten percent of the accumulation value at the end of the previous calendar year without the imposition of the deferred sales charge. The tables show the expenses of each Fund after expense reimbursement.
  The following contract expense information is intended to illustrate the expenses of the MultiOption Annuity variable annuity contracts. All expenses shown are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them in this heading.

CONTRACT OWNER TRANSACTION EXPENSES
SINGLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

    Deferred Sales Load (as a percentage of amount                          6%
      surrendered)...............................................  decreasing uniformly by .05% for each of
                                                                   the first 120 months
                                                                    from the contract
                                                                           date
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees..............................         1.25%
                                                                          -----
        Total Separate Account Annual Expenses...................         1.25%
                                                                          -----
                                                                          -----

FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

    Deferred Sales Load (as a percentage of amount                          9%
      surrendered)...............................................  decreasing uniformly by .075% for each of
                                                                   the first 120 months
                                                                    from the contract
                                                                           date
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees..............................         1.25%
                                                                          -----
        Total Separate Account Annual Expenses...................         1.25%
                                                                          -----
                                                                          -----

FUND ANNUAL EXPENSES

(As a percentage of average net assets for the described Advantus Series Fund, Inc. Portfolios and the Templeton Variable Product Series.)

                                                                        OTHER                              TOTAL FUND
                                                                      EXPENSES                           ANNUAL EXPENSES
                                                                   (AFTER EXPENSE                        (AFTER EXPENSE
                                              INVESTMENT           REIMBURSEMENTS      DISTRIBUTION      REIMBURSEMENTS
                                            MANAGEMENT FEES            IF ANY)           EXPENSES            IF ANY)
                                         ---------------------  ---------------------  -------------  ---------------------
Advantus Series Fund, Inc.:
  Growth Portfolio.....................            0.50%                  0.09%             --                  0.59%
  Bond Portfolio.......................            0.50%                  0.06%             --                  0.56%
  Money Market Portfolio...............            0.50%                  0.10%             --                  0.60%
  Asset Allocation Portfolio...........            0.50%                  0.04%             --                  0.54%
  Mortgage Securities Portfolio........            0.50%                  0.08%             --                  0.58%
  Index 500 Portfolio..................            0.40%                  0.05%             --                  0.45%
  Capital Appreciation Portfolio.......            0.75%                  0.10%             --                  0.85%
  International Stock Portfolio........            0.74%                  0.32%             --                  1.06%
  Small Company Portfolio..............            0.75%                  0.06%             --                  0.81%
  Maturing Government Bond 1998
    Portfolio (1)(2)...................            0.05%                  0.15%             --                  0.20%
  Maturing Government Bond 2002
    Portfolio (1)(2)...................            0.05%                  0.15%             --                  0.20%
  Maturing Government Bond 2006
    Portfolio (2)......................            0.25%                  0.15%             --                  0.40%
  Maturing Government Bond 2010
    Portfolio (2)......................            0.25%                  0.15%             --                  0.40%
  Value Stock Portfolio................            0.75%                  0.08%             --                  0.83%
  Small Company Value Portfolio (3)....            0.75%                  0.15%             --                  0.90%
  International Bond Portfolio (3).....            0.60%                  1.00%             --                  1.60%
  Index 400 Mid-Cap Portfolio (3)......            0.40%                  0.15%             --                  0.55%
  Micro-Cap Value Portfolio (3)........            1.25%                  0.15%             --                  1.40%
  Macro-Cap Value Portfolio (3)........            0.70%                  0.15%             --                  0.85%
  Micro-Cap Growth Portfolio (3).......            1.10%                  0.15%             --                  1.25%
Templeton Variable Products Series:
  Templeton Developing Markets
    Portfolio Class 2 (3)(4)...........            1.25%                  0.53%            0.25%                2.03%

(1) Investment management fees for the Maturing Government Bond 1998 and 2002 Portfolios are equal on an annual basis to .05% of average daily net assets until April 30, 1998 at which time the fees will be .25% of average daily net assets.
(2) Minnesota Mutual voluntarily absorbed certain expenses of the Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006 and Maturing Government Bond 2010 Portfolios for the year ended December 31, 1996. If these portfolios had been charged for expenses, the ratio of expenses to average daily net assets would have been .72%, 1.14%, 1.58% and 2.18%, respectively. It is Minnesota Mutual's present intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15%. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.
(3) Although the Small Company Value, International Bond, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value, and Micro-Cap Growth Portfolios will not be available until October 1, 1997, Minnesota Mutual has voluntarily agreed to absorb or waive other fund expenses which exceed, as a percentage of average daily net assets, 1.00% for International Bond and .15% for Small Company Value, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios for the period ended December 31, 1997. If the Portfolios were to be charged for these expenses, it is estimated that the ratio of total expenses to average daily net assets would be 3.04% for Small Company Value, 3.19% for International Bond, 2.20% for Index 400 Mid-Cap, 4.07% for Micro-Cap Value, 2.97% for Macro-Cap Value, 3.77% for Micro-Cap Growth and 3.75% for Templeton Developing Markets. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.
(4) Templeton Developing Markets--Class 2. Figures are estimates for 1997 based on annualized Class 1 1996 figures. The Fund began operations in March 1996. Class 2 shares of the Fund were first offered May 1, 1997, and have a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. In addition, figures do not reflect the Investment Manager's agreement in advance to waive a portion of its fees during 1996. After the waiver, actual management fees and total operating expenses of the portfolio were 1.17% and 1.95% of net assets, respectively. This waiver agreement has been terminated.

CONTRACT OWNER EXPENSE EXAMPLE
SINGLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                               IF YOU SURRENDERED YOUR
                                                               CONTRACT AT THE END OF
                                                             THE APPLICABLE TIME PERIOD
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     69    $     99    $    131    $    216
Bond Portfolio....................................  $     69    $     98    $    130    $    213
Money Market Portfolio............................  $     69    $    100    $    132    $    217
Asset Allocation Portfolio........................  $     68    $     98    $    129    $    211
Mortgage Securities Portfolio.....................  $     69    $     99    $    131    $    215
Index 500 Portfolio...............................  $     67    $     95    $    124    $    201
Capital Appreciation Portfolio....................  $     71    $    107    $    144    $    243
International Stock Portfolio.....................  $     73    $    113    $    154    $    265
Small Company Portfolio...........................  $     71    $    106    $    142    $    239
Maturing Government Bond 1998 Portfolio...........  $     65    $     88    $    114    $    188
Maturing Government Bond 2002 Portfolio...........  $     65    $     88    $    114    $    188
Maturing Government Bond 2006 Portfolio...........  $     67    $     94    $    122    $    195
Maturing Government Bond 2010 Portfolio...........  $     67    $     94    $    122    $    195
Value Stock Portfolio.............................  $     71    $    106    $    143    $    241
Small Company Value Portfolio.....................  $     72    $    108         n/a         n/a
International Bond Portfolio......................  $     78    $    129         n/a         n/a
Index 400 Mid-Cap Portfolio.......................  $     68    $     98         n/a         n/a
Micro-Cap Value Portfolio.........................  $     77    $    123         n/a         n/a
Macro-Cap Value Portfolio.........................  $     71    $    107         n/a         n/a
Micro-Cap Growth Portfolio........................  $     75    $    119         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     83    $    141         n/a         n/a

                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                          APPLICABLE TIME PERIOD OR YOU DO
                                                            NOT SURRENDER YOUR CONTRACT*
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     19    $     58    $    100    $    216
Bond Portfolio....................................  $     18    $     57    $     98    $    213
Money Market Portfolio............................  $     19    $     58    $    100    $    217
Asset Allocation Portfolio........................  $     18    $     56    $     97    $    211
Mortgage Securities Portfolio.....................  $     19    $     58    $     99    $    215
Index 500 Portfolio...............................  $     17    $     54    $     92    $    201
Capital Appreciation Portfolio....................  $     21    $     66    $    113    $    243
International Stock Portfolio.....................  $     23    $     72    $    124    $    265
Small Company Portfolio...........................  $     21    $     65    $    111    $    239
Maturing Government Bond 1998 Portfolio...........  $     15    $     46    $     82    $    188
Maturing Government Bond 2002 Portfolio...........  $     15    $     46    $     82    $    188
Maturing Government Bond 2006 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2010 Portfolio...........  $     17    $     52    $     90    $    195
Value Stock Portfolio.............................  $     21    $     65    $    112    $    241
Small Company Value Portfolio.....................  $     22    $     67         n/a         n/a
International Bond Portfolio......................  $     29    $     88         n/a         n/a
Index 400 Mid-Cap Portfolio.......................  $     18    $     57         n/a         n/a
Micro-Cap Value Portfolio.........................  $     27    $     82         n/a         n/a
Macro-Cap Value Portfolio.........................  $     21    $     66         n/a         n/a
Micro-Cap Growth Portfolio........................  $     25    $     78         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     33    $    101         n/a         n/a

*Annuitization for this purpose means the election of an Annuity Option under which benefits are expected to continue for at least five years.

CONTRACT OWNER EXPENSE EXAMPLE
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                               IF YOU SURRENDERED YOUR
                                                               CONTRACT AT THE END OF
                                                             THE APPLICABLE TIME PERIOD
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     94    $    120    $    147    $    216
Bond Portfolio....................................  $     94    $    119    $    145    $    213
Money Market Portfolio............................  $     94    $    120    $    147    $    217
Asset Allocation Portfolio........................  $     93    $    119    $    144    $    211
Mortgage Securities Portfolio.....................  $     94    $    120    $    146    $    215
Index 500 Portfolio...............................  $     93    $    116    $    140    $    201
Capital Appreciation Portfolio....................  $     96    $    128    $    160    $    243
International Stock Portfolio.....................  $     98    $    134    $    170    $    265
Small Company Portfolio...........................  $     96    $    126    $    158    $    239
Maturing Government Bond 1998 Portfolio...........  $     90    $    109    $    130    $    188
Maturing Government Bond 2002 Portfolio...........  $     90    $    109    $    130    $    188
Maturing Government Bond 2006 Portfolio...........  $     92    $    115    $    137    $    195
Maturing Government Bond 2010 Portfolio...........  $     92    $    115    $    137    $    195
Value Stock Portfolio.............................  $     96    $    127    $    159    $    241
Small Company Value Portfolio.....................  $     97    $    129         n/a         n/a
International Bond Portfolio......................  $    103    $    149         n/a         n/a
Index 400 Mid-Cap Portfolio.......................  $     94    $    119         n/a         n/a
Micro-Cap Value Portfolio.........................  $    101    $    143         n/a         n/a
Macro-Cap Value Portfolio.........................  $     96    $    128         n/a         n/a
Micro-Cap Growth Portfolio........................  $    100    $    139         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $    107    $    161         n/a         n/a

                                                         IF YOU ANNUITIZE AT THE END OF THE
                                                          APPLICABLE TIME PERIOD OR YOU DO
                                                            NOT SURRENDER YOUR CONTRACT*
                                                    ---------------------------------------------
                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                    ---------   ---------   ---------   ---------
Growth Portfolio..................................  $     19    $     58    $    100    $    216
Bond Portfolio....................................  $     18    $     57    $     98    $    213
Money Market Portfolio............................  $     19    $     58    $    100    $    217
Asset Allocation Portfolio........................  $     18    $     56    $     97    $    211
Mortgage Securities Portfolio.....................  $     19    $     58    $     99    $    215
Index 500 Portfolio...............................  $     17    $     54    $     92    $    201
Capital Appreciation Portfolio....................  $     21    $     66    $    113    $    243
International Stock Portfolio.....................  $     23    $     72    $    124    $    265
Small Company Portfolio...........................  $     21    $     65    $    111    $    239
Maturing Government Bond 1998 Portfolio...........  $     15    $     46    $     82    $    188
Maturing Government Bond 2002 Portfolio...........  $     15    $     46    $     82    $    188
Maturing Government Bond 2006 Portfolio...........  $     17    $     52    $     90    $    195
Maturing Government Bond 2010 Portfolio...........  $     17    $     52    $     90    $    195
Value Stock Portfolio.............................  $     21    $     65    $    112    $    241
Small Company Value Portfolio.....................  $     22    $     67         n/a         n/a
International Bond Portfolio......................  $     29    $     88         n/a         n/a
Index 400 Mid-Cap Portfolio.......................  $     18    $     57         n/a         n/a
Micro-Cap Value Portfolio.........................  $     27    $     82         n/a         n/a
Macro-Cap Value Portfolio.........................  $     21    $     66         n/a         n/a
Micro-Cap Growth Portfolio........................  $     25    $     78         n/a         n/a
Templeton Developing Markets Portfolio Class 2....  $     33    $    101         n/a         n/a

*Annuitization for this purpose means the election of an Annuity Option under which benefits are expected to continue for at least five years.

CONDENSED FINANCIAL INFORMATION

The financial statements of Minnesota Mutual Variable Annuity Account and of The Minnesota Mutual Life Insurance Company may be found in the Statement of Additional Information.
  The table below gives per unit information about the financial history of each sub-account from the inception of each to December 31, 1996. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Annuity Account included in this prospectus.

                                                                     YEAR ENDED DECEMBER 31,
                                   1996         1995         1994         1993        1992        1991        1990        1989
                                -----------  -----------  -----------  ----------  ----------  ----------  ----------  ----------
Growth Sub-Account:
  Unit value at beginning of
    period....................       $2.630       $2.143       $2.152      $2.084      $2.012      $1.520      $1.535      $1.234
  Unit value at end of
    period....................       $3.043       $2.630       $2.143      $2.152      $2.084      $2.012      $1.520      $1.535
  Number of units outstanding
    at end of period..........   38,448,452   35,809,340   33,090,790  25,980,318  18,152,996  10,204,896   6,759,950   4,899,370
Bond Sub-Account:
  Unit value at beginning of
    period....................       $2.153       $1.820       $1.931      $1.773      $1.683      $1.450      $1.370      $1.232
  Unit value at end of
    period....................       $2.189       $2.153       $1.820      $1.931      $1.773      $1.683      $1.450      $1.370
  Number of units outstanding
    at end of period..........   36,732,062   28,069,241   23,798,963  18,794,458  11,267,890   6,184,694   5,250,072   3,880,390
Money Market Sub-Account:
  Unit value at beginning of
    period....................       $1.515       $1.455       $1.421      $1.402      $1.375      $1.321      $1.241      $1.157
  Unit value at end of
    period....................       $1.570       $1.515       $1.455      $1.421      $1.402      $1.375      $1.321      $1.241
  Number of units outstanding
    at end of period..........   22,929,634   14,809,515   11,720,778   9,783,391   7,414,734   6,618,010   6,183,393   4,053,104
Asset Allocation Sub-Account:
  Unit value at beginning of
    period....................       $2.486       $2.014       $2.068      $1.967      $1.858      $1.460      $1.426      $1.202
  Unit value at end of
    period....................       $2.762       $2.486       $2.014      $2.068      $1.967      $1.858      $1.460      $1.426
  Number of units outstanding
    at end of period..........  116,211,650  110,975,477  109,044,286  99,680,197  66,121,882  33,820,537  22,938,615  16,134,930
Mortgage Securities Sub-
  Account:
  Unit value at beginning of
    period....................       $1.934       $1.660       $1.739      $1.612      $1.535      $1.337      $1.237      $1.104
  Unit value at end of
    period....................       $2.010       $1.934       $1.660      $1.739      $1.612      $1.535      $1.337      $1.237
  Number of units outstanding
    at end of period..........   32,527,955   31,277,934   31,542,405  33,032,291  20,284,849   9,817,276   8,632,895   6,903,370
Index 500 Sub-Account
  Unit value at beginning of
    period....................       $2.425       $1.794       $1.796      $1.657      $1.563      $1.220      $1.285      $0.998
  Unit value at end of
    period....................       $2.913       $2.425       $1.794      $1.796      $1.657      $1.563      $1.220      $1.285
  Number of units outstanding
    at end of period..........   46,097,553   35,272,024   29,639,298  23,455,059  16,294,129  11,254,609  13,788,252  10,567,879
Capital Appreciation Sub-
  Account:
  Unit value at beginning of
    period....................       $2.524       $2.082       $2.062      $1.891      $1.823      $1.303      $1.344      $0.984
  Unit value at end of
    period....................       $2.932       $2.524       $2.082      $2.062      $1.891      $1.823      $1.303      $1.344
  Number of units outstanding
    at end of period..........   51,023,999   45,964,468   40,739,415  30,907,396  21,822,440  10,874,168   6,767,806   3,831,974
International Stock Sub-
  Account:
  Unit value at beginning of
    period....................       $1.462       $1.296       $1.317      $0.925      $1.000(b)
  Unit value at end of
    period....................       $1.730       $1.462       $1.296      $1.317      $0.925
  Number of units outstanding
    at end of period..........   86,521,264   68,725,183   61,474,893  38,637,487  16,751,564
Small Company Sub-Account:
  Unit value at beginning of
    period....................       $1.591       $1.220       $1.164      $1.000(c)
  Unit value at end of
    period....................       $1.673       $1.591       $1.220      $1.164
  Number of units outstanding
    at end of period..........   59,295,273   43,234,716   29,723,609   9,554,322

                                      YEAR ENDED DECEMBER 31,
                                   1988        1987        1986
                                ----------  ----------  -----------
Growth Sub-Account:
  Unit value at beginning of
    period....................      $1.081      $1.051       $1.074
  Unit value at end of
    period....................      $1.234      $1.081       $1.051
  Number of units outstanding
    at end of period..........   3,160,624   2,786,799    1,359,015
Bond Sub-Account:
  Unit value at beginning of
    period....................      $1.166      $1.162       $1.063
  Unit value at end of
    period....................      $1.232      $1.166       $1.162
  Number of units outstanding
    at end of period..........   2,588,056   2,045,581    1,827,496
Money Market Sub-Account:
  Unit value at beginning of
    period....................      $1.099      $1.055       $1.013
  Unit value at end of
    period....................      $1.157      $1.099       $1.055
  Number of units outstanding
    at end of period..........   1,728,357   1,320,469      726,577
Asset Allocation Sub-Account:
  Unit value at beginning of
    period....................      $1.103      $1.088       $1.065
  Unit value at end of
    period....................      $1.202      $1.103       $1.088
  Number of units outstanding
    at end of period..........  12,633,285  11,334,709    5,796,509
Mortgage Securities Sub-
  Account:
  Unit value at beginning of
    period....................      $1.030      $1.000(a)
  Unit value at end of
    period....................      $1.104      $1.030
  Number of units outstanding
    at end of period..........   5,611,257   5,103,386
Index 500 Sub-Account
  Unit value at beginning of
    period....................      $0.870      $1.000(a)
  Unit value at end of
    period....................      $0.998      $0.870
  Number of units outstanding
    at end of period..........   6,238,579   5,527,842
Capital Appreciation Sub-
  Account:
  Unit value at beginning of
    period....................      $0.926      $1.000(a)
  Unit value at end of
    period....................      $0.984      $0.926
  Number of units outstanding
    at end of period..........   2,038,085   1,363,363
International Stock Sub-
  Account:
  Unit value at beginning of
    period....................
  Unit value at end of
    period....................
  Number of units outstanding
    at end of period..........
Small Company Sub-Account:
  Unit value at beginning of
    period....................
  Unit value at end of
    period....................
  Number of units outstanding
    at end of period..........

                                   1996         1995         1994
                                -----------  -----------  -----------
Maturing Government Bond 1998
 Sub-Account:
  Unit value at beginning of
    period....................       $1.124       $0.981       $1.000(d)
  Unit value at end of
    period....................       $1.156       $1.124       $0.981
  Number of units outstanding
    at end of period..........    3,911,112    3,330,772    2,578,506
Maturing Government Bond 2002
 Sub-Account:
  Unit value at beginning of
    period....................       $1.200       $0.972       $1.000(d)
  Unit value at end of
    period....................       $1.205       $1.200       $0.972
  Number of units outstanding
    at end of period..........    2,935,860    2,417,823    2,528,509
Maturing Government Bond 2006
 Sub-Account:
  Unit value at beginning of
    period....................       $1.281       $0.963       $1.000(d)
  Unit value at end of
    period....................       $1.250       $1.281       $0.963
  Number of units outstanding
    at end of period..........    2,334,109    1,878,731    1,808,705
Maturing Government Bond 2010
 Sub-Account:
  Unit value at beginning of
    period....................       $1.326       $0.951       $1.000(d)
  Unit value at end of
    period....................       $1.265       $1.326       $0.951
  Number of units outstanding
    at end of period..........    2,077,124      924,681      913,358
Value Stock Sub-Account:
  Unit value at beginning of
    period....................       $1.375       $1.047       $1.000(d)
  Unit value at end of
    period....................       $1.778       $1.375       $1.047
  Number of units outstanding
    at end of period..........   43,796,523   18,744,902    7,178,675

(a) The information for the sub-account is shown for the period June 1, 1987 to December 31, 1987. June 1, 1987 was the effective date of the 1933 Act Registration for the sub-account.

(b) The information for the sub-account is shown for the period May 1, 1992 to December 31, 1992. May 1, 1992 was the effective date of the 1933 Act Registration for the sub-account.

(c) The information for the sub-account is shown for the period May 3, 1993 to December 31, 1993. May 3, 1993 was the effective date of the 1933 Act Registration for the sub-account.

(c) The information for the sub-account is shown for the period May 2, 1994 to December 31, 1994. May 2, 1994 was the effective date of the 1933 Act Registration for the sub-account.

PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its sub-accounts. In the case of the Money Market Sub-Account, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other sub-accounts, performance data will consist of average annual total return quotations for a one-year period and for the period since the sub-account became available pursuant to the Variable Annuity Account's registration statement, and may also include cumulative total return quotations for the period since the sub-account became available pursuant to such registration statement. The Money Market sub-account may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the sub-accounts for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect only charges made against the net asset value of the Variable Annuity Account pursuant to the terms of the contracts offered by this Prospectus. The various performance figures used in Variable Annuity Account advertisements relating to the contracts described in this Prospectus are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.

MONEY MARKET SUB-ACCOUNT YIELD. Yield quotations for the Money Market Sub-Account are based on the income generated by an investment in the sub-account over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the sub-account is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. Yield and effective yield figures quoted by the Sub-Account will not reflect the deduction of any applicable deferred sales charges.

TOTAL RETURN FIGURES. Cumulative total return figures may also be quoted for all Sub-Accounts. Cumulative total return is based on a hypothetical $1,000 investment in the Sub-Account at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period. Cumulative total return figures quoted by the Sub-Account will not reflect the deduction of any applicable deferred sales charges.
  Prior to May 3, 1993, several of the Advantus Sub-Accounts were known by different names. The Growth Sub-Account was the Stock Sub-Account, the Asset Allocation Sub-Account was the Managed Sub-Account, the Index 500 Sub-Account was the Index Sub-Account and the Capital Appreciation Sub-Account was the Aggressive Growth Sub-Account.
  All cumulative total return figures published for Sub-Accounts will be accompanied by average annual total return figures for a one-year period, five-year period and for the period since the Sub-Account became available pursuant to the Variable Annuity Account's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the surrender value of that investment at the end of the period. The surrender value will reflect the deduction of the deferred sales charge applicable to the contract and to the length of the period advertised. Such average annual total return figures may also be accompanied by average annual total return figures, for the same or other periods, which do not reflect the deduction of any applicable deferred sales charges.

PREDICTABILITY OF  RETURN.        For  each  of  the  Maturing  Government  Bond
Sub-Accounts, Minnesota Mutual will calculate an anticipated growth rate (AGR) on each day that the underlying Portfolio of the Fund is valued. Minnesota Mutual may also calculate an anticipated value at maturity (AVM) on any such day. Daily calculations for each are necessary because (i) the AGR and AVM calculations assume, among other things, an expense ratio and portfolio composition that remains unchanged for the life of each such Sub-Account to the target date at maturity, and (ii) such calculations are therefore meaningful as a measure of predictable return with respect to particular units only if such units are held to the applicable target maturity date and only with respect to units purchased on the date of such calculations (the AGR and AVM applicable to units purchased on any other date may be materially different). Those assumptions can only be hypothetical given that owners of contracts have the option to purchase or redeem units on any business day through contract activity, and will receive dividend and capital gain distributions through the receipt of additional shares to their unit values. A number of factors in addition to contract owner activity can cause a Maturing Government Bond Sub-Account's AGR and AVM to change from day to day. These include the adviser's efforts to improve total return through market opportunities, transaction costs, interest rate changes and other events that affect the market value of the investments held in each Maturing Government Bond Portfolio in the Fund. Despite these factors, it is anticipated that if specific units of a Maturing Government Bond Sub-Account are held to the applicable target maturity date, then the AGR and AVM applicable to such units (i.e., calculated as of the date of purchase of such units) will vary from the actual return experienced by such units within a narrow range.

------------------------------------------------------------------------
GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico, and Guam.

B.  VARIABLE ANNUITY ACCOUNT
A separate account called the Minnesota Mutual Variable Annuity Account was established on September 10, 1984, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Annuity Account. The separate account meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Variable Annuity Account was established provides that the assets of the Variable Annuity Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable annuity contracts for which the separate account was established. The investment performance of the Variable Annuity Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish. All obligations under the contracts are general corporate obligations of Minnesota Mutual.
  The Variable Annuity Account currently has twenty-one sub-accounts to which contract owners may allocate purchase payments. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Additional sub-accounts may be added at our discretion.

C.  ADVANTUS SERIES FUND, INC.
The Variable Annuity Account currently invests in Advantus Series Fund, Inc. (the "Series Fund"), a mutual fund of the series type which is advised by Advantus Capital Management, Inc. Prior to May 1, 1997, the name of the Series Fund was "MIMLIC Series Fund, Inc." On January 14, 1997, the Series Fund's Board of Directors approved an amendment of the Series Fund's Articles of
Incorporation for the purpose of changing the name of the Series Fund to "Advantus Series Fund, Inc." effective May 1, 1997. The purpose of the name change is to provide the Series Fund with a more distinctive name which may provide greater visibility and name recognition, which reflects the name of its adviser, and which may provide additional marketing opportunities for variable contracts investing in shares of the Series Fund. The change in the Series Fund's name will not result in any change in investment objectives, policies or practices for the Series Fund or any of its portfolios. The Series Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. The Series Fund issues its shares, continually and without sales charge, only to us and our separate accounts, which currently include the Variable Annuity

Account, Variable Fund D, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account. The Series Fund may also be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of Minnesota Mutual which is domiciled in New York. Shares are sold and redeemed at net asset value. In the case of a newly issued contract, purchases of shares of the Portfolios of the Series Fund in connection with the first purchase payment will be based on the values next determined after issuance of the contract by us. Redemptions of shares of the Portfolios of the Series Fund are made at the net asset value next determined following the day we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding contracts, purchases of shares of the Portfolio of the Series Fund for the Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of contract purchase payments.
  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which prior to May 1, 1997, served as investment adviser to the Series Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. The same portfolio managers and other personnel who previously provided investment advisory services to the Series Fund through MIMLIC Management continue to provide the same services through Advantus Capital. It acts as an investment adviser to the Fund pursuant to an advisory agreement.
  Advantus Capital acts as investment adviser for the Fund and its Portfolios. Winslow Capital Management, Inc., a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, has been retained under an investment sub-advisory agreement with Advantus Capital Management, Inc. to provide investment advice and, in general, conduct the management and investment program of the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio of the Fund. J.P. Morgan Investment Management Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund. Keystone Investment Management Company, a Delaware corporation with principal offices in Boston, Massachusetts, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Value Portfolio of the Fund. Wall Street Associates, a California corporation with principal offices in La Jolla, California, as been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund. Julius Baer Investment Management, Inc., a Delaware corporation with principal offices in New York, New York, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund.
  A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contracts.

D.  TEMPLETON VARIABLE PRODUCTS SERIES FUND
In addition to the investments in the Fund, the Variable Annuity Account invests in the Templeton Developing Markets Fund, a diversified portfolio of the Templeton Variable Products Series Fund, a mutual fund of the series type.
  The investment objectives and certain policies of the Templeton Developing Markets Fund available under the Contract are as follows:

    The Templeton Developing Markets Fund seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of issuers in countries having developing markets. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing.
  Class 2 of the Templeton Developing Markets Fund pays 0.25% of the average daily net assets annually under a distribution plan adopted under Rule 12b-1 of the Investment Company Act of 1940. Amounts paid under the 12b-1 plan to Minnesota Mutual may be used for certain contract owner services or distribution activities.
  The investment adviser of Templeton Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation. It is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in the financial services industry. The Templeton organization has been investing globally since 1940 and, with its affiliates, provides investment management and advisory services to a worldwide client base. The investment adviser and its affiliates have offices worldwide.

E.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Annuity Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing accumulation values, future purchase payments and future annuity payments.
  We may also establish additional sub-accounts in the Variable Annuity Account and we reserve the right to add, combine or remove any sub-accounts of the Variable Annuity Account. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the sub-accounts of the Variable Annuity Account. The addition of any investment option will be made available to existing contract owners on such basis as may be determined by us.
  We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the Variable Annuity Contract with one or more of our other separate accounts.
  Shares of the Portfolios of the Funds are also sold to other separate accounts, which are used to receive and invest premiums paid under variable life policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Funds currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or
(4) differences in voting instructions between those given by policy owners and those given by contract owners.

------------------------------------------------------------------------
CONTRACT CHARGES

A.  SALES CHARGES
No sales charge is deducted from the purchase payments for these contracts. However, when a contract's accumulation value is reduced by a withdrawal, surrender or applied to provide an annuity, a deferred sales charge may be deducted for expenses relating to the sale of the contracts.
  No deferred sales charge is deducted from the accumulation value withdrawn if:
(a) the withdrawal occurs after a contract has been in force for at least ten contract years, (b) withdrawals during the first calendar year are equal to or less than 10% of the purchase payments and, if in subsequent calendar years they are equal to or less than 10% of the accumulation value at the end of the previous calendar year, (c) the withdrawal is on account of the annuitant's death, or (d) the withdrawal is for the purpose of providing annuity payments under an option where payments are expected to continue for at least five years. If withdrawals in a calendar year exceed 10% of those purchase payments or accumulation value, the sales charge applies to the amount of the excess withdrawal. In addition, we will waive the sales charge on that portion of a contract's accumulation value which is applied to the purchase of an Adjustable Income Annuity, which is an immediate variable annuity contract, issued by us.
  The sales charge is deducted from the remaining accumulation value of the contract except in the case of a surrender, where it reduces the amount distributed. We will deduct the sales charge proportionally from the fixed and variable accumulation value of the contract.
  The amount of the deferred sales charge, expressed as a percentage of the accumulation value withdrawn, is shown in the following table. Percentages are shown as of the contract date and the end of each of the first ten contract years. The percentages decrease uniformly each month for 120 months from the contract date. In no event will the sum of the deferred sales charges exceed 9% of the purchase payments made under a contract.

                               DEFERRED SALES CHARGE
                          -------------------------------
                           FLEXIBLE
                            PAYMENT        SINGLE PAYMENT
                           VARIABLE           VARIABLE
    BEGINNING OF            ANNUITY           ANNUITY
   CONTRACT YEAR           CONTRACT           CONTRACT
--------------------      -----------      --------------
         1                   9.0%                6.0%
         2                   8.1                 5.4
         3                   7.2                 4.8
         4                   6.3                 4.2
         5                   5.4                 3.6
         6                   4.5                 3.0
         7                   3.6                 2.4
         8                   2.7                 1.8
         9                   1.8                 1.2
        10                   0.9                 0.6
        11                   -0-                 -0-

Deduction for any applicable state premium taxes may be made from each purchase payment or at the commencement of annuity payments. (Currently, such taxes range from 0.5% to 3.5%, depending on the applicable law.) Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted from purchase payments.
  As a percentage of purchase payments paid to the contracts, MIMLIC Sales Corporation ("MIMLIC Sales"), the principal underwriter, may pay up to 4.5% of the amount of those purchase payments to broker-dealers responsible for the sales of the contracts. In addition, MIMLIC Sales or Minnesota Mutual will pay, based uniformly on the sale of variable annuity contracts by such broker-dealers, credits which allow registered representatives who are responsible for sales of variable annuity contracts to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Minnesota Mutual may also pay those registered representatives amounts based upon their production and the persistency of life insurance and annuity business placed with Minnesota Mutual.

B.  MORTALITY AND EXPENSE RISK CHARGES
We assume the mortality risk under the contracts by our obligation to continue to make monthly annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the contracts, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract.
  We assume an expense risk by assuming the risk that deductions provided for in the contracts for the sales and administrative expenses will be adequate to cover the expenses incurred.
  For assuming these risks, we currently make a deduction from the Variable Annuity Account at the annual rate of .80% for the mortality risk and .45% for the expense risk. We reserve the right to increase the charge for the assumption of expense risks to not more than .60%. If this charge is increased to this maximum amount, then the total of the mortality risk and expense risk charge would be 1.40% on an annual basis.
  For a discussion of how these charges are applied in the calculation of the accumulation unit value, please see the discussion entitled "Purchase Payments, Value of the Contract and Transfers" on page 26.
  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Variable Annuity Account from our general account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the deferred sales charge.

EXCHANGE OFFER

Persons owning or having an interest in certain of our fixed and variable annuities may exchange those interests for the contracts described herein and transfer current accumulation values into the contracts.
  The persons eligible for the exchange include: owners of individual fixed annuities issued by Minnesota Mutual and The Ministers Life Insurance Company except for those contracts known as SPDA 3 and SecureOption III; participants under Minnesota Mutual group annuities offering fixed benefits in situations other than where the contract is issued in connection with a stock bonus, pension or profit sharing plan which meets the requirements for qualification under section 401 of the Internal Revenue Code and variable annuity contracts issued by Minnesota Mutual Variable Fund D with a contingent deferred sales charge.
  Persons who own combination fixed and variable annuity contracts, where any general account assets are beyond the period where a withdrawal charge is applicable, may also be eligible for such contract exchanges. For these contracts, allocations as between fixed and variable accumulations may not be altered at the time of the exchange. In addition, for contracts with interests in Minnesota Mutual Variable Fund D, other than those with a contingent deferred sales load, the contract or participation must be of at least ten year's duration. No charge is made to this transfer. For contracts described in this Prospectus, where the contract type is to be exchanged, for example from a single payment contract to a flexible payment contract, we will allow such an exchange only during the original contract's first contract year and if there have been no transfers or withdrawals. In some circumstances where multiple contracts are being exchanged for the convenience of the contractholder, a charge of $50 to cover administrative expense may be imposed.
  For exchanges from annuities where a sales charge is deducted from each purchase payment received from the owner, accumulation values credited to a contract at the time of transfer will not be subject to a deferred sales charge at any time. However, purchase payments subsequently made to the contract may be subject to a deferred sales charge if such amounts are then withdrawn, surrendered or applied to provide an annuity. The deferred sales charge will be applied so that the contract year of the contract will be determined as of the contract date of the annuity from which the accumulation value was transferred.
  For exchanges from annuities where a deferred sales charge may be made on withdrawals, surrenders or when amounts are applied to provide an annuity, no deferred sales charge will be made at the time of transfer. However, a deferred sales charge may be deducted from the accumulation value of the contract on such a basis so that the contract year of the contract will be determined as of the contract date of the annuity from which the accumulation value was transferred or, if transfer is of participation in a group annuity, from the first day of the month in which contributions were first received from the individual under the group annuity contract on behalf of that individual.
  In considering an exchange, you should review the provisions of the contract you now own and the contracts described in the Prospectus. To effect such an exchange, your completed application, Annuity Exchange Authorization and existing annuity contracts should be returned to us.
  Inquiries regarding the contracts mentioned above or the contracts described in this Prospectus may be directed to us at: Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098; or by calling us at (612) 665-3500.

------------------------------------------------------------------------
VOTING RIGHTS

The Fund shares held in the Variable Annuity Account will be voted by us at the regular and special meetings of the Funds. Shares attributable to contracts will be voted by us in accordance with instructions received from contract owners with voting interests in each sub-account of the Variable Annuity Account. In the event no instructions are received from a contract owner with respect to shares of a Portfolio held by a sub-account, we will vote such shares of the Portfolio and shares not attributable to contracts in the same proportion as shares of the Portfolio held by such sub-account for which instructions have been received. The number of votes which are available to a contract owner will be calculated separately for each sub-account of the Variable Annuity Account. If, however, the Investment Company Act of 1940 or any regulation under that Act should change so that we may be allowed to vote shares in our own right, then we may elect to do so.
  During the accumulation period of each contract, the contract owner holds the voting interest in each contract. The number of votes will be determined by dividing the accumulation value of the contract attributable to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account.
  During the annuity period of each contract, the annuitant holds the voting interest in each contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account by the net asset value per share of the underlying Fund shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.
  We shall notify each contract owner or annuitant of a Fund shareholders' meeting if the shares held for the contract owner's contract may be voted at such meeting. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

------------------------------------------------------------------------------
DESCRIPTION OF THE CONTRACTS

A.  GENERAL PROVISIONS

1.  TYPES OF CONTRACTS OFFERED

    (a) Single Payment Variable Annuity Contract

    This type of contract may be used in connection with a pension or profit-sharing plan under which plan contributions have been accumulating. It may be used in connection with a plan which has previously been funded with insurance or annuity contracts. It may be used under state deferred compensation plans or individual retirement annuity programs. It may also be purchased by individuals not as a part of any qualified plan. The contract provides for a fixed or variable annuity to begin at some future date with the purchase payment made either in a lump sum or in a series of payments in a single contract year.

    (b) Flexible Payment Variable Annuity Contract

    This type of contract may be used in connection with all types of plans, state deferred compensation plans or individual retirement annuities adopted by or on behalf of individuals. It may also be purchased by individuals not as a part of any plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date with the purchase payments for the contract to be paid prior to the annuity commencement date in a series of payments flexible in respect to the date and amount of payment.

2.  ISSUANCE OF CONTRACTS
The contracts are issued to you, the contract owner named in the application. The owner of the contract may be the annuitant or someone else.

3.  MODIFICATION OF THE CONTRACTS
A contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification. This right of acceptance or rejection is limited for contracts used as individual retirement annuities.

4.  ASSIGNMENT
If the contract is sold in connection with a tax-qualified program, (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities,) your or the annuitant's interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.
  If the contract is not issued in connection with a tax-qualified program, the interest of any person in the contract may be assigned during the lifetime of the annuitant. We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

5.  LIMITATIONS ON PURCHASE PAYMENTS
For the single payment variable annuity contract, the single payment will be deemed to include all purchase payments made within 12 months of the contract date. The amount of an initial purchase payment must be at least $5,000. The amount of any subsequent payment during that 12 month period must be at least $1,000. Some states, for example, New Jersey, will limit these contracts to a single purchase payment and contracts issued there are so limited.
  You choose when to make purchase payments under a flexible payment variable annuity contract. There is no minimum purchase payment amount and there is no minimum amount which must be allocated to any sub-account of the Variable Annuity Account or to the General Account.
  Total purchase payments under either contract may not exceed $1,000,000, except with our consent.
  We may cancel a flexible payment contract, in our discretion, if no purchase payments are made for a period of two or more full contract years and both (a) the total purchase payments made, less any withdrawals and associated charges, and (b) the accumulation value of the entire contract, are less than $2,000. If such a cancellation takes place, we will pay you the accumulation value of your contract and we will notify you, in advance, of our intent to exercise this right in our annual report which advises contract owners of the status of their contracts. We will act to cancel the contract ninety days after the contract anniversary unless an additional purchase payment is received before the end of that ninety day period. Contracts issued in some states, for example, New Jersey, do not permit such a cancellation and contracts issued there do not contain this provision.
  There may be limits on the maximum contributions to retirement plans that qualify for special tax treatment.

6.  DEFERMENT OF PAYMENT
Whenever any payment under a contract is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the contract, except as payment may be subject for postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Fund or to fairly determine the value of the assets of the Fund; or

    (c) such other periods as the Commission may by order permit for the protection of the contract owners.

7.  PARTICIPATION IN DIVISIBLE SURPLUS
The contracts participate in our divisible surplus, according to the annual determination of our Board of Trustees as to the portion, if any, of our divisible surplus which has accrued on the contracts.
  No assurance can be given as to the amount of divisible surplus, if any, that will be distributable under these contracts in the future. Such amount may arise if mortality and expense experience is more favorable than assumed. When any distribution of divisible surplus is made, it may take the form of additional payments to annuitants or the crediting of additional accumulation units.

B.  ANNUITY PAYMENTS AND OPTIONS

1.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of (a) the mortality table specified in the contract, which reflects the age of the annuitant, (b) the type of annuity payment option selected, and (c) the investment performance of the Fund Portfolios selected by the contract owner. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions provided for in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of such units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the Funds, and thus the annuity payments will vary with the investment experience of the assets of the Portfolio of the Fund selected by the contract owner.

2.  ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY
The contracts provide for four optional annuity forms, any one of which may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. Other annuity options may be available from us on request.
  While the contracts require that notice of election to begin annuity payments must be received by us at least 30 days prior to the annuity commencement date, we are currently waiving that requirement for such variable annuity elections received at least three valuation days prior to the 15th of the month. We reserve the right to enforce the 30 day notice requirement at our option at any time in the future.
  Each contract permits an annuity payment to begin on the first day of any month. Under the contracts payment must begin before the later of the 85th birthday of the annuitant, or five years after the date of issue of the contracts. A variable annuity will be provided and the annuity option shall be Option 2A, a life annuity with a period of 120 months. The minimum first monthly annuity payment on either a variable or fixed dollar basis is $20. If such first monthly payment would be less than $20, we may fulfill our obligation by paying in a single sum the surrender value of the contract which would otherwise have been applied to provide annuity payments.
  Once annuity payments have commenced, you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof.
  Benefits under retirement plans that qualify for special tax treatment generally must commence no later than the April 1 following the year in which the participant reaches age 70 1/2 and are subject to other conditions and restrictions.

3.  OPTIONAL ANNUITY FORMS

OPTION 1--LIFE ANNUITY
This is an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant. This option offers the maximum monthly payment since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

OPTION 2--LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C)
This is an annuity payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity shall be paid in a single sum to the beneficiary.

OPTION 3--JOINT AND LAST SURVIVOR ANNUITY
This is an annuity payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4--PERIOD CERTAIN ANNUITY
This is an annuity payable monthly for a period certain of from 5 to 20 years, as elected. If the annuitant dies before payments have been made for the period certain elected, payments will continue during the remainder of the fixed period to the beneficiary. Contracts issued prior to May of 1993, or such later date as we receive regulatory approval to issue these new contracts in a state and are administratively able to do so, may allow the election of a period certain option of less than five years. In the event of the death of the annuitant, the beneficiary may elect that (1) the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum, or (2) such commuted amount shall be applied to effect a life annuity under Option 1 or Option 2.

4.  DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT
Under the contracts described in this Prospectus, the first monthly annuity payment is determined by the available value of the contract when an annuity begins. In addition, a number of states do impose a premium tax on the amount used to purchase an annuity benefit, depending on the type of plan involved. Where applicable, these taxes currently range from 0.0% to 3.5% and are deducted from the contract value applied to provide annuity payments. We reserve the right to make such deductions from purchase payments as they are received.
  The amount of the first monthly payment depends on the optional annuity form elected and the adjusted age of the annuitant. A formula for determining the adjusted age is contained in the contract.
  The contracts contain tables indicating the dollar amount of the first fixed monthly payment under each optional annuity form for each $1,000 of value applied. The tables are determined from the Progressive Annuity Table with interest at the rate of 3% per annum, assuming births in the year 1900 and an age setback of six years. Also, for contracts issued after 1993 or such later date as we may be able to issue this contract in a jurisdiction, the contract contains a provision that applies a contract fee of $200 when a fixed annuity is elected. If, when annuity payments are elected, we are using tables of annuity rates for these contracts which result in larger annuity payments, we will use those tables instead.
  The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium taxes not previously deducted) to a rate per $1,000 which is based on the Progressive Annuity Table with interest at the rate of 4.5% per annum, assuming births in the year 1900 and with an age setback of six years. The amount of the first payment depends upon the annuity payment option selected and the adjusted age of the annuity and any joint annuitant. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value. Thereafter, the number of annuity units remains unchanged during the period of annuity payments. This determination is made separately for each sub-account of the separate account. The number of annuity units is based upon the available value in each sub-account as of the date annuity payments are to begin.
  The dollar amount determined for each sub-account will then be aggregated for purposes of making payment.
  The 4.5% interest rate assumed in the variable annuity determination would produce level annuity payments if the net investment rate remained constant at 4.5% per year. Subsequent payments will decrease, remain the same or increase depending upon whether the actual net investment rate is less than, equal to, or greater than 4.5%. A higher interest rate means a higher initial payment, but a more slowly rising (or more rapidly falling) series of subsequent payments. A lower assumption has the opposite effect. For contracts issued prior to May of 1993, or such later date as when we receive regulatory approval to issue these new contracts in a state and are administratively able to do so, which utilized such a lower rate, the payments will differ from these contracts in the manner described.
  Annuity payments are always made as of the first day of a month. The contracts require that notice of election to begin annuity payments must be received by us at least thirty days prior to the annuity commencement date. However, Minnesota Mutual currently waives this requirement, and at the same time reserves the right to enforce the thirty day notice at its option in the future.
  Money will be transferred to the General Account for the purpose of electing fixed annuity payments, or to the appropriate variable sub-accounts for variable annuity payments, on the valuation date coincident with the first valuation date following the fourteenth day of the month preceding the date on which the annuity is to begin.
  If a request for a fixed annuity is received between the first valuation date following the fourteenth day of the month and the second to last valuation date of the month prior to commencement, the transfer will occur on the valuation date coincident with or next following the date on which the request is received. If a fixed annuity request is received after the third to the last valuation day of the month prior to commencement, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine fixed annuity payments will be the value as of the last valuation date of the month preceding the date the fixed annuity is to begin.
  If a variable annuity request is received after the third valuation date preceding the first valuation date following the fourteenth day of the month prior to the commencement date, it will be treated as a request received the following month, and the commencement date will be changed to the first of the month following the requested commencement date. The account value used to determine the initial variable annuity payment will be the value as of the first valuation date following the fourteenth day of the month prior to the variable annuity begin date.

5.  AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS
The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account times the annuity unit value for that sub-account as of the due date of the payment. This amount may increase or decrease from month to month.

6.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit for a sub-account is determined monthly as of the first day of each month by multiplying the value on the first day of the preceding month by the product of (a) .996338, and (b) the ratio of the value of the accumulation unit for that sub-account for the valuation date next following the fourteenth day of the preceding month to the value of the accumulation unit for the valuation date next following the fourteenth day of the second preceding month (.996338 is a factor to neutralize the assumed net investment rate, discussed in Section 3 above, of 4.5% per annum built into the first payment calculation which is not applicable because the actual net investment rate is credited instead). The value of an annuity unit for a sub-account as of any date other than the first day of a month is equal to its value as of the first day of the next succeeding month.

7.  TRANSFER OF ANNUITY RESERVES
Amounts held as annuity reserves may be transferred among the variable annuity sub-accounts during the annuity period. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.
  There are restrictions to such a transfer. The transfer of an annuity reserve amount from any sub-account must be at least equal to $5,000 or the entire amount of the reserve remaining in that sub-account. In addition, annuity payments must have been in effect for a period of 12 months before a change may be made. Such transfers can be made only once every 12 months. The written request for an annuity transfer must be received by us more than 30 days in advance of the due date of the annuity payment subject to the transfer. Upon request, we will make available to you annuity reserve amount sub-account information.
  A transfer will be made on the basis of annuity unit values. The number of annuity units from the sub-account being transferred will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at that number of units which are needed to pay that same amount on the transfer date.
  When we receive a request for the transfer of variable annuity reserves, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment affected by your request. We will use the same valuation procedures to determine your variable annuity payment that we used initially. However, if your annuity is based upon annuity units in a sub-account which matures on a date other than the stated annuity valuation date, then your annuity units will be adjusted to reflect sub-account performance in the maturing sub-account and the sub-account to which reserves are transferred for the period between annuity valuation dates.
  Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.
  When we receive a request to make such a transfer to a fixed annuity, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment. We will use the same fixed annuity pricing at the time of transfer that we use to determine an initial fixed annuity payment.
  Contracts with this transfer feature may not be available in all states.

C.  DEATH BENEFITS
The contracts provide that in the event of the death of the owner before annuity payments begin, the amount payable at death will be the contract accumulation value determined as of the valuation date coincident with or next following the date due proof of death is received by us at our home office. Death proceeds will be paid in a single sum to the beneficiary designated unless an annuity option is elected. Payment will be made within seven days after we receive due proof of death. Except as noted below, the entire interest in the contract must be distributed within five years of the owner's death.
  The single payment variable annuity contract has a guaranteed death benefit if you die before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the accumulation value payable at death; or
(2) the amount of the total purchase payments paid to us during the first twelve months as consideration for this contract, less all contract withdrawals. As a matter of company practice, we use this method except that total purchase payments will include all contributions, even those made after twelve months to determine the death benefit for all contracts offered by this Prospectus.
  If the owner dies on or before the date on which annuity payments begin we will pay the greater of the accumulated value or the guaranteed death benefit to the designated beneficiary. If the designated beneficiary is a person other than the owner's spouse, that beneficiary may elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the owner's death. If there is no designated beneficiary, then the entire interest in a contract must be distributed within five years after the owner's death. If the annuitant dies after annuity payments have begun, any payments received by a non-spouse beneficiary must be distributed at least as rapidly as under the method elected by the annuitant as of the date of death.
  If any portion of the contract interest is payable to the owner's designated beneficiary who is also the surviving spouse of the owner, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and
(2) the time of distribution in the event of that spouse's death. Payments must be made in substantially equal installments.
  If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay a death benefit of the accumulation value to the named beneficiary on the death of the annuitant, if death occurs prior to the date for annuity payments to begin.

D.  PURCHASE PAYMENTS, VALUE OF THE CONTRACT AND TRANSFERS

1.  CREDITING ACCUMULATION UNITS
During the accumulation period--the period before annuity payments begin--each purchase payment is credited on the valuation date coincident with or next following the date such purchase payment is received by us at our home office. When the contracts are originally issued, application forms are completed by the applicant and forwarded to our home office. We will review each application form submitted to us for compliance with our issue criteria and, if it is accepted, a contract will be issued.
  If the initial purchase payment is accompanied by an incomplete application, that purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received. We will offer to return the initial purchase payment accompanying an incomplete application if it appears that the application cannot be completed within five business days.
  Purchase payments will be credited to the contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.
  The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the Funds.
  We will determine the value of accumulation units on each day on which the Funds are valued. The net asset value of the Funds'
shares shall be computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Accordingly, the value of accumulation units so determined will be applicable to all purchase payments received by us at our home office on that day prior to the close of business of the Exchange. The value of accumulation units applicable to purchase payments received after the close of business of the Exchange will be the value determined on the next valuation date.
  In addition to providing for the allocation of purchase payments to the sub-accounts of the Variable Annuity Account, the contracts also provide for allocation of purchase payments to our General Account for accumulation at a guaranteed interest rate. Applications received without instructions as to allocation will be treated as incomplete. Upon your written request, values under the contract may be transferred between our General Account and the Variable Annuity Account or among the sub-accounts of the Variable Annuity Account. We will make the transfer on the basis of accumulation unit values on the valuation date coincident with or next following the day we receive the request at our home office. No deferred sales charge will be imposed on such transfers. There is no dollar amount limitation which is applied to transfers. The contracts permit us to limit the frequency and amount of transfers from our General Account to the Variable Annuity Account.
  Currently, except as provided below, we limit such transfers to a single such transfer during any calendar year and to any amount which is no more than 20% of the General Account accumulation value at the time of the transfer.
  There is one situation which is an exception to the above restriction. That situation is where the contract owner has established a systematic transfer arrangement with us. The contract owner may transfer General Account current interest earnings or a specified amount from the General Account on a monthly, quarterly, semi-annual or annual basis. For transfers of a specified amount from the General Account the maximum initial amount that may be transferred may not exceed 10% of the current General Account accumulation value at the time of the first transfer. For contracts where the General Account accumulation value is increased during the year because of transfers into the General Account or additional purchase payments, made after the program is established, systematic transfers are allowed to the extent of the greater of the current transfer amount or 10% of the then current General Account accumulation value. Even with respect to systematic transfer plans, we reserve the right to alter the terms of such programs once established where funds are being transferred out of the General Account. Our alteration of existing systematic transfer programs will be effective only upon our written notice to contract owners of changes affecting their election.
  Systematic transfer arrangements are limited to the use of a maximum of twenty sub-accounts.
  Transfer arrangements may be established to begin on the 10th or 20th of any month and if a transfer cannot be completed it will be made on the next available transfer date. In the absence of specific instructions, transfers will be made on a monthly basis and will remain active until the appropriate General Account accumulation value or sub-account is depleted.
  Also, you or persons authorized by you may effect transfers, or a change in the allocation of future premiums, by means of a telephone call. Transfers or requests made pursuant to such a call are subject to the same conditions and procedures as are outlined above for written transfer requests. During periods of marked economic or market changes, contract owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, contract owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact Minnesota Mutual.
  While for some contract owners we have used a form to pre-authorize telephone transactions, we now make this service automatically available to all contract owners. We will employ reasonable procedures to satisfy ourselves that instructions received from contract owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or a person authorized by you to personally identify themselves in those telephone conversations through contract numbers, social security numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the contract owners with a written confirmation of the telephone transfer.
  The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to our General Account are not registered under the Securities Act of 1933. We are not registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts were required.

2.  VALUE OF THE CONTRACT
The Accumulation Value of the contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract by the current value of an accumulation unit. There is no assurance that such value will equal or exceed the purchase payments made. The contract owner will be advised periodically of the number of accumulation units credited to the contract, the current value of an accumulation unit, and the total value of the contract.

3.  ACCUMULATION UNIT VALUE
The value of an accumulation unit for each sub-account of the Variable Annuity Account was set at $1.000000 on the first valuation date of the Variable Annuity Account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the applicable sub-account (described below) for the valuation period just ended. The value of an accumulation unit as of any date other than a valuation date is equal to its value on the next succeeding valuation date.

4.  NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD
The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for such sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum.
  The gross investment rate is equal to: (1) the net asset value per share of a Portfolio share held in a sub-account of the Variable Annuity Account determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by (3) the net asset value per share of that Portfolio share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

E.  REDEMPTIONS

1.  PARTIAL WITHDRAWALS AND SURRENDER
Under both contracts, the contracts provide that prior to the date annuity payments begin partial withdrawals may be made by you from the contract for cash amounts of at least $250. You must make a written request for any withdrawal. In this event, the accumulation value will be reduced by the amount of the withdrawal and any applicable deferred sales charge. In the absence of instructions to the contrary, withdrawals will be made from the General Account accumulation value and from the Variable Annuity Account accumulation value in the same proportion. In the absence of instructions, withdrawals will be made from the sub-accounts on a pro rata basis. We will waive the applicable dollar amount limitation on withdrawals where a systematic withdrawal program is in place and such a smaller amount satisfies the minimum distribution requirements of the Code. In the absence of instructions to the contrary, systematic withdrawals will be made from the sub-accounts on a pro rata basis if accumulation values are in no more than twenty sub-accounts. If more than twenty sub-accounts have accumulation values, we will need instructions as to those sub-accounts from which systematic withdrawals are to be made. For systematic withdrawals, the maximum number of sub-accounts which may be used is twenty.
  The contracts provide that prior to the commencement of annuity payments, you may elect to surrender the contract for its surrender value. You will receive in a single cash sum the accumulation value computed as of the valuation date coincident with or next following the date of surrender, reduced by any applicable deferred sales charge and the administrative charge, or you may elect an annuity.
  For more information on the application of the deferred sales charge, see "Sales Charges" on page 18.
  Once annuity payments have commenced for an annuitant, the annuitant cannot surrender his annuity benefit and receive a single sum settlement in lieu thereof. For a discussion of commutation rights of annuitants and beneficiaries subsequent to the annuity commencement date, see "Optional Annuity Forms" on page 23.
  Contract owners may also submit their signed written withdrawal or surrender requests to Minnesota Mutual by facsimile (FAX) transmission. Our FAX number is
(612) 665-7942. Transfer instructions or changes as to future allocations of premium payments may be communicated to us by the same means. Payment of a partial withdrawal or surrender will be made to you within 7 days after we receive your completed request.

2.  RIGHT OF CANCELLATION
You should read the contract carefully as soon as it is received. You may cancel the purchase of a contract within ten days after its delivery, for any reason, by giving us written notice at 400 Robert Street North, St. Paul, Minnesota 55101-2098, of an intention to cancel. If the contract is cancelled and returned, we will refund to you the greater of (a) the accumulation value of the contract, or (b) the amount of purchase payments paid under the contract. Payment of the requested refund will be made to you within seven days after we receive notice of cancellation.
  In some states, such as California, the free look period may be extended. In California, the free look period is extended to thirty days' time for contracts issued or delivered to owners that are sixty years of age or older at the time of delivery. Those rights are subject to change and may vary among the states.
  The liability of the Variable Annuity Account under the foregoing is limited to the accumulation value of the contract at the time it is returned for cancellation. Any additional amounts necessary to make our refund to you equal to the purchase payments will be made by us.

------------------------------------------------------------------------
FEDERAL TAX STATUS

INTRODUCTION
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account's activities. The Variable Annuity Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, deferred annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year.
  For payments made in the event of a full surrender of an annuity, the taxable portion is generally the amount in excess of the cost basis

(i.e., purchase payments) of the contract. Amounts withdrawn from the variable annuity contracts not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.
  In the case of a withdrawal under an annuity that is part of a qualified program, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.
  For annuity payments, the taxable portion is generally determined by a formula that establishes the ratio that the cost basis of the contract bears to the expected return under the contract. Such taxable part is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, a penalty tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability, or where payment is made by reason of the death of the owner, and in certain other circumstances.
  The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments, be made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. A contract owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through serial contracts or otherwise. For further information on these rules, see your tax adviser.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be "adequately diversified" in order for the contract to be treated as an annuity contract for Federal tax purposes. The Variable Annuity Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Fund in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.
  The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a contract has the choice of several sub-accounts in which to allocate net purchase payments and contract values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a contract owner being treated as the owner of the assets of the Variable Annuity Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

REQUIRED DISTRIBUTIONS
In  order to be treated as an  annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death. These requirements shall be considered satisfied if any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. It must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
  Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Minnesota Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
  Other rules may apply to qualified contracts.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a contract because of the death of the owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

POSSIBLE CHANGES IN TAXATION
In the past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

TAX QUALIFIED PROGRAMS
The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.
  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into the annuity or our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

INDIVIDUAL RETIREMENT ANNUITIES
Code Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans for making IRA contributions on behalf of their employees.

SIMPLE RETIREMENT ACCOUNTS
Beginning  January  1,  1997,  certain  small  employers  may  establish  Simple
Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental Section 457 plans, investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.
WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.
SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information a qualified tax adviser should be consulted.

------------------------------------------------------------------------
RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105, Title 110B of the Texas Revised Civil Statutes, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interests in a variable annuity contract issued under the ORP only upon (1) termination of employment in all institutions of higher education as defined in Texas law, (2) retirement, or (3) death. Accordingly, participants in the ORP will be required to obtain certifications from their employers of their status with respect to ORP employers before they may redeem their contract or transfer contract values to another carrier qualified to participate in ORP.

------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional information including financial statements, is available from the offices of Minnesota Mutual at your request. The Table of Contents for that Statement of Additional Information is as follows:
    Trustees and Principal Management Officers of Minnesota Mutual
     Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

APPENDIX A--ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return, after tax, of: 0%, 6.54% and 12.00%.
  For illustration purposes, an average annual expense equal to 2.04% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The expense charge of 2.04% includes: 1.25% for mortality and expense risk, and an average of .79% for investment management and other fund expenses. These expenses are listed for each portfolio in the table following.
  The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.
  The illustration assumes 100% of the assets are invested in sub-account(s) of the Variable Annuity Account. For comparison purposes, a current fixed annuity income, available through the general account is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment, future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.
  The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. Upon request, we will provide a comparable illustration based upon the proposed annuitant's date of birth, sex, annuity option, state of residence, type of funds, value of funds, and selected gross annual rate of return (not to exceed 12%).

             ACTUAL 1996 VARIABLE ANNUITY SEPARATE ACCOUNT CHARGES
                               AND FUND EXPENSES

                                                   FUND          OTHER
SEPARATE ACCOUNT                 MORTALITY &    MANAGEMENT        FUND       DISTRIBUTION
SUB-ACCOUNT NAME                EXPENSE RISK        FEE         EXPENSES       EXPENSES     TOTAL
------------------------------  -------------   -----------   ------------   ------------   ------
Growth........................      1.25%           .50%          .09%         --            1.84%
Bond..........................      1.25%           .50%          .06%         --            1.81%
Money Market..................      1.25%           .50%          .10%         --            1.85%
Asset Allocation..............      1.25%           .50%          .04%         --            1.79%
Mortgage Securities...........      1.25%           .50%          .08%         --            1.83%
Index 500.....................      1.25%           .40%          .05%         --            1.70%
Capital Appreciation..........      1.25%           .75%          .10%         --            2.10%
International Stock...........      1.25%           .74%          .32%         --            2.31%
Small Company.................      1.25%           .75%          .06%         --            2.06%
Value Stock...................      1.25%           .75%          .08%         --            2.08%
Maturing Government Bond
 1998.........................      1.25%           .05%          .15%         --            1.45%
Maturing Government Bond
 2002.........................      1.25%           .05%          .15%         --            1.45%
Maturing Government Bond
 2006.........................      1.25%           .25%          .15%         --            1.65%
Maturing Government Bond
 2010.........................      1.25%           .25%          .15%         --            1.65%
Small Company.................      1.25%           .75%          .15%         --            2.15%
International Bond............      1.25%           .60%         1.00%         --            2.85%
Index 400 Mid-Cap.............      1.25%           .40%          .15%         --            1.80%
Micro-Cap Value...............      1.25%          1.25%          .15%         --            2.65%
Macro-Cap Value...............      1.25%           .70%          .15%         --            2.10%
Micro-Cap Growth..............      1.25%          1.10%          .15%         --            2.50%
Templeton Developing Markets
 Class 2......................      1.25%          1.25%          .53%           .25%*       3.28%
                                                                                  --
                                     ---            ---           ---                       ------
        Average...............      1.25%           .60%          .18%           .01%        2.04%

*For the purpose of this illustration, the term "Other Fund Expenses" includes a distribution fee in this Fund of .25%.

                      VARIABLE ANNUITY PAYOUT ILLUSTRATION

PREPARED FOR: Prospect

PREPARED BY: Minnesota Mutual

SEX: Male    DATE OF BIRTH: 05/01/32

STATE: MN

LIFE EXPECTANCY: 20.0 (IRS) 17.3 (MML)

ANNUITIZATION OPTION: 10 Year Certain with Life Contingency

QUOTATION DATE: 05/01/97

COMMENCEMENT DATE: 06/01/97

SINGLE PAYMENT RECEIVED: $100,000.00
FUNDS: Non-Qualified

INITIAL MONTHLY INCOME: $678

  The monthly variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.50% is the assumed rate used to calculate the first monthly payment. Thereafter, monthly payments will increase or decrease

based   upon  the  relationship  between  the  initial  interest  rate  and  the performance of the sub-account(s) selected. The investment returns shown are hypothetical and not a representation of future results.

                                                                            ANNUAL RATE OF RETURN
                                                         -----------------------------------------------------------
                                                                       0% GROSS        6.54% GROSS     12.00% GROSS
DATE                                                        AGE      (-2.04% NET)      (4.50% NET)     (9.96% NET)
-------------------------------------------------------  ---------  ---------------  ---------------  --------------
June 1, 1997...........................................         65     $     678        $     678       $      678
June 1, 1998...........................................         66           636              678              714
June 1, 1999...........................................         67           596              678              751
June 1, 2000...........................................         68           559              678              790
June 1, 2001...........................................         69           524              678              832
June 1, 2006...........................................         74           379              678            1,073
June 1, 2011...........................................         79           274              678            1,384
June 1, 2016...........................................         84           199              678            1,785
June 1, 2021...........................................         89           144              678            2,303
June 1, 2026...........................................         94           104              678            2,971
June 1, 2031...........................................         99            75              678            3,832
June 1, 2032...........................................        100            71              678            4,032

  IF 100% OF YOUR PURCHASE WAS APPLIED TO PROVIDE A FIXED ANNUITY ON THE QUOTATION DATE OF THIS ILLUSTRATION, THE FIXED ANNUITY INCOME AMOUNT WOULD BE $742.
  Net rates of return reflect expenses totaling 2.04%, which consist of the 1.25% Variable Annuity Account mortality and expense risk charge and .79% for the Fund management fee and other Fund expenses (this is an average with the actual varying from .20% to 2.03%).
  Minnesota Mutual MultiOption variable annuities are available through registered representatives of MIMLIC Sales Corporation.

                This is an illustration only and not a contract.